UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 4, 2013
Date of Report (Date of earliest event reported)
IMMUNOTECH LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-57514	95-4834274

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

116 West Stocker Street, Glendale, California	91202

(Address of principal executive offices)	(Zip Code)
(818) 409-9091
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                    Election of Director

Immunotech Laboratories, Inc. appoints Mr. Valentin Dimitrov to the board of directors of the company. Mr. Dimitrov is a CEO of M.T. Rose Corporation also Mr. Dimitrov is one of the owners of the second largest chemical plant in Bulgaria, Europe.

Further information can be obtained from www.immunotechlab.com

Item 9.01                    Financial Statements and Exhibits

Exhibit

Number               Description

99.1                      Press Release

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECH LABORATORIES, INC.
Date: February 4, 2013	By:	/s/ Harry Zhabilov
Harry Zhabilov
President